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                                                                   Exhibit 10.42
                                                                   -------------


                                SECOND AMENDMENT
                           Dated as of August 12, 1997
                                       to
                                PLEDGE AGREEMENT
                            Dated as of May 11, 1993


                  This SECOND AMENDMENT TO PLEDGE AGREEMENT dated as of August 12, 1997 (this "Amendment") is entered into by and between OHM Corporation, an Ohio corporation (the "Pledgor"), and Bank of America National Trust and Savings Association (successor by merger to Bank of America Illinois) as issuing and paying agent (in such capacity, the "Issuing and Paying Agent") on behalf of the "Banks" parties to the "Credit Agreement" referred to below.


                             PRELIMINARY STATEMENT:
                             ----------------------

                  A. The Pledgor and OHM Remediation Services Corp., an Ohio corporation (together with the Pledgor, the "Borrowers"), entered into that certain Revolving Credit Agreement dated as of May 31, 1995 (as such Revolving Credit Agreement has been or hereafter may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with the financial institutions from time to time party thereto (the "Banks"), Citicorp USA, Inc. as administrative agent thereunder (in its capacity as administrative agent, the "Administrative Agent"), and the Issuing and Paying Agent.

                  B. The Pledgor executed that certain Pledge Agreement dated as of May 11, 1993 (as such Pledge Agreement has previously been amended pursuant to that certain First Amendment to Pledge Agreement dated as of May 31, 1995, the "Pledge Agreement") in favor of the Issuing and Paying Agent.

                  C. On or about June 18, 1997, the Pledgor acquired the stock of Beneco Enterprises Inc. ("Beneco") for an aggregate consideration of $15,000,000.

                  D. The Administrative Agent has requested that the Pledgor pledge the stock of Beneco to the Issuing and Paying Agent, and pursuant to
Section 5.01(g) of the Credit Agreement, the Pledgor is obligated to pledge such stock to the Issuing and Paying Agent.

                  NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                  SECTION 1. AMENDMENTS TO THE PLEDGE AGREEMENT.
                             -----------------------------------

                  Subject to the satisfaction of the conditions precedent set forth in SECTION 3 of the Credit Agreement Amendment, the Pledge Agreement is hereby amended as follows:



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                  1.1 Each reference in the Pledge Agreement to the Corporations is hereby amended to add and include Beneco.

                  1.2 Schedule I to the Pledge Agreement is hereby amended and restated in the form attached to this Amendment.


                  SECTION 2. REPRESENTATIONS AND WARRANTIES.
                             -------------------------------

                  The Pledgor hereby represents and warrants that each of the representations and warranties set forth in Section 5 of the Pledge Agreement are true and correct on and as of the date hereof as if made on and as of such date.


                  SECTION 3. PLEDGE, REAFFIRMATION AND EFFECT ON THE PLEDGE
                             ----------------------------------------------
                             AGREEMENT.
                             ----------

                  3.1 The Pledgor hereby pledges to the Issuing and Paying Agent, and grants to the Issuing and Paying Agent a security interest in, in each case, for its benefit and for the benefit of the Administrative Agent, the Banks and each Issuing Bank, the shares of capital stock of Beneco, now or at any time or times hereafter owned by the Pledgor, and the certificates representing any such shares, all options and warrants for the purchase of shares of stock of Beneco now or hereafter held in the name of Pledgor, all of which shall be part of the Pledged Stock under the Pledge Agreement, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for any of the foregoing, all of which shall be part of the Pledged Collateral under the Pledge Agreement. The Pledgor hereby reaffirms its obligations under the Pledge Agreement, which remains in full force and effect (including, without limitation, with respect to the "Obligations" of the Borrowers under the Credit Agreement).

                  3.2 Upon the effectiveness of this Agreement, each reference in the Pledge Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Pledge Agreement as amended hereby, and each reference to the Pledge Agreement in any of the Transaction Documents and any other document, instrument or agreement executed and/or delivered in connection with the Pledge Agreement shall mean and be a reference to the Pledge Agreement as amended hereby.

                  3.3 Except as specifically set forth herein, the Pledge Agreement shall remain in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, the Pledgor hereby acknowledges and agrees that the grant of Liens and security interests contained in the Pledge Agreement shall run in favor of the Issuing and Paying Agent for the benefit of itself, the Banks and the Administrative Agent, and shall constitute security for the prompt payment and performance of the Obligations under the Credit Agreement and the other Transaction Documents.

                  3.4 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Issuing and Paying Agent under the

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Pledge Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.


                  SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.


                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.


                  SECTION 6. SECTION TITLES. Section titles in this Amendment are included herein for convenience of reference only and shall not affect in any way the interpretation of any of the provisions hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first written above.


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                                           OHM CORPORATION


                                           By  Pamela K.M. Beall
                                               ------------------------------
                                             Title:  Treasurer
Attest:


Steven E. Harbour
------------------------
Secretary

                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION
                                           (successor by merger to Bank of
                                           America Illinois),
                                             as Issuing and Paying Agent


                                           By Jay McKeown
                                              ------------------------------
                                              Title:  Vice President




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